Exhibit 99.1

FOR IMMEDIATE RELEASE

McDermott Updates 2017 Guidance and Issues 2018 Guidance

HOUSTON – January 24, 2018 – McDermott International, Inc. (NYSE: MDR) (“McDermott,” the “Company,” or “we”) is updating 2017 guidance and issuing 2018 guidance.

Updated Full Year 2017 Guidance

Updated Full Year 2017 Guidance
($ in millions, except as indicated)
Revenues	~$3.0B
Operating Income	$315 - 325
Operating Margin	10.7% - 10.9%
Net Income[1]	$170 - 180
Diluted Income Per Share	$0.60 - 0.63

Debt Measures
Ending Cash, Restricted Cash and Cash Equivalents	$405 - 410
Ending Gross Debt[2]	~$540

Other Financial Measures
Order Intake	~$2.6B
EBITDA[3]	$400 - 410
Capex	$115 - 120

~	= approximately
[1]	McDermott’s forecasted net income attributable to McDermott reflects an estimate of the 2017 year-end pension actuarial gain or loss and certain transaction-related costs associated with the proposed combination with CB&I.
[2]	Ending Gross Debt excludes debt issuance costs and capital lease obligations.
[3]	The calculation of EBITDA, which is a Non-GAAP measure, is shown in the appendix entitled “Reconciliation of Forecast Non-GAAP Financial Measures to GAAP Financial Measures.”

The 2017 full year guidance updated above is being increased from the guidance included in McDermott’s third quarter 2017 earnings release issued on November 1, 2017, due to strong operational performance, cost savings and better than anticipated weather and change orders during the fourth quarter of 2017.

Full Year 2018 Guidance

Full Year 2018 Guidance
($ in millions, except as indicated)
Revenues	$3.1B - 3.3B
Operating Income	$250 - 275
Operating Margin	7.9% - 8.3%
Net Income[1]	$120 - 145
Diluted Income Per Share	$0.42 - 0.52

Debt Measures
Ending Cash, Restricted Cash and Cash Equivalents	$580 - 605
Ending Gross Debt[2]	~$515

Other Financial Measures
EBITDA[3]	$340 - 365
Capex	$100 - 115

~	= approximately
[1]	McDermott’s forecasted net income attributable to McDermott does not include any amount representing 2018 year-end pension actuarial gain or loss, because the company has no basis to estimate pension actuarial gain or loss amounts for the forecast period and cannot estimate such amount without unreasonable effort.
[2]	Ending Gross Debt excludes debt issuance costs and capital lease obligations.
[3]	The calculation of EBITDA, which is a Non-GAAP measure, is shown in the appendix entitled “Reconciliation of Forecast Non-GAAP Financial Measures to Forecast GAAP Financial Measures.”

McDermott’s full year 2018 guidance differs from the Forward-Looking Financial Information referenced in the Registration Statement on Form S-4 (the “Form S-4”), which was filed with the U.S. Securities and Exchange Commission today. The differences are mainly attributable to McDermott’s adoption, as of January 1, 2018, of ASU 2014-09, Revenue from Contracts with Customers (ASC 606), and the Company’s assessment of the impact of the policy change on future Consolidated Financial Statements. McDermott’s updated guidance also reflects the evolution of the Company’s internal forecasts and the timing of contracts awarded during the fourth quarter of 2017.

McDermott’s Forward-Looking Financial Information included in the Form S-4 was made available, in whole or in part, to the McDermott Board of Directors, the Supervisory and Management Boards of CB&I, and the financial advisors for each company in connection with their respective evaluations of the Combination. The Forward-Looking Financial Information was not prepared with a view toward public disclosure or with a view toward complying with GAAP. The Forward-Looking Financial Information does not reflect the January 1, 2018, adoption of ASU 2014-09, Revenue from Contracts with Customers (ASC 606), or McDermott’s updated outlook.

McDermott is currently finalizing its assessment of the impact of the adoption of the new revenue recognition standard on the Company’s future Consolidated Financial Statements and related disclosures. The adoption will result in the following changes to McDermott’s revenue recognition policy:

•

McDermott will measure transfer of control utilizing an input method to measure progress for individual contracts or combinations of contracts based on the total cost of materials, labor, equipment and vessel operating costs and other costs incurred as applicable to each contract

(often referred to as the “Full Cost” method). Prior to the adoption of the new standard, certain costs, such as significant costs for materials and third-party subcontractors, were excluded from the cost-to-cost method of measuring progress for revenue recognition (which the Company has historically referred to as the “Partial Cost” method), which resulted in the recognition of an asset related to cost incurred in excess of cost recognized.

•	Variable consideration, including change orders, claims, bonus, incentive fees and liquidated damages or penalties will be included in the estimated contract revenue at the most likely amount to which McDermott expects to be entitled. The company includes variable consideration in the estimated transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur or when the uncertainty associated with the variable consideration is resolved. Prior to the adoption of the new standard, in certain circumstances estimated contract revenue was limited to amounts equal to costs expected to be incurred.

McDermott intends to adopt the new standard on January 1, 2018, retrospectively with the cumulative effect of initially applying the guidance recognized at the date of initial application (“modified retrospective application”), with no restatement of the comparative periods presented and a cumulative effect adjustment to retained earnings as of the date of adoption. This cumulative adjustment will result in a reduction of reported backlog for the year ended December 31, 2017. Further disclosure on the impact of adoption will be provided in our Annual Report on Form 10-K once filed.

About the Company

McDermott is a leading provider of integrated engineering, procurement, construction and installation (“EPCI”), front-end engineering and design (“FEED”) and module fabrication services for upstream field developments worldwide. McDermott delivers fixed and floating production facilities, pipelines, installations and subsea systems from concept to commissioning for complex Offshore and Subsea oil and gas projects to help oil companies safely produce and transport hydrocarbons. Our customers include national and major energy companies. Operating in approximately 20 countries across the world, our locally focused and globally integrated resources include approximately 12,000 employees, a diversified fleet of specialty marine construction vessels, fabrication facilities and engineering offices. We are renowned for our extensive knowledge and experience, technological advancements, performance records, superior safety and commitment to deliver. McDermott has served the energy industry since 1923, and shares of its common stock are listed on the New York Stock Exchange.

To learn more, please visit our website at www.mcdermott.com.

Non-GAAP Measures

This press release includes “non-GAAP” financial measures as defined under Regulation G of the U.S. Securities Exchange Act of 1934, as amended. We report our financial results in accordance with GAAP, but believe that certain non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of our ongoing operations and are useful for period-over-period comparisons of those operations.

The forecast non-GAAP measures we have presented in this press release include forecast EBITDA amounts. We believe these forward-looking financial measures are within reasonable measure. We define EBITDA as net income plus depreciation and amortization, interest expense, net, and provision for income taxes. We have included EBITDA disclosures in this press release because EBITDA is widely used by investors for valuation and comparing our financial performance with the performance of other companies in our industry. Our management also uses EBITDA to monitor and compare the financial performance of our operations. EBITDA does not give effect to the cash that we must use to service our debt or pay our income taxes, and thus does not reflect the funds actually available for capital expenditures, dividends or various other purposes. Our presentation of EBITDA may not be comparable to similarly titled measures in other companies’ reports. You should not consider EBITDA in isolation from, or as a substitute for, net income or cash flow measures prepared in accordance with U.S. GAAP.

Reconciliations of forecast EBITDA amounts to the most comparable GAAP measures are provided in the tables set forth at the end of this press release.

Forward-Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, McDermott cautions that statements in this press release which are forward-looking, and provide other than historical information, involve risks, contingencies and uncertainties that may impact McDermott’s actual results of operations. These forward-looking statements include, among other things, statements about McDermott’s earnings and other guidance for 2017 and 2018 and expectations related to the guidance. Although we believe that the expectations reflected in those forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made by using various underlying assumptions and are subject to numerous risks, contingencies and uncertainties, including, among others: adverse changes in the markets in which we operate or credit markets, our inability to execute on contracts in backlog successfully, changes in project design or schedules, the availability of qualified personnel, changes in the terms, scope or timing of contracts, contract cancellations, change orders and other modifications and actions by our customers and other business counterparties, changes in industry norms and adverse outcomes in legal or other dispute resolution proceedings. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward-looking statements. For a more complete discussion of these and other risk factors, please see McDermott’s annual and quarterly filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2016 and subsequent quarterly reports on Form 10-Q. This press release reflects management’s views as of the date hereof. Except to the extent required by applicable law, McDermott undertakes no obligation to update or revise any forward-looking statement.

Additional Information and Where to Find It

This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, on January 24, 2018, McDermott International, Inc. (“McDermott”) filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), that includes (1) a joint proxy statement of McDermott and Chicago Bridge & Iron Company N.V. (“CB&I”), which also constitutes a prospectus of McDermott and

(2) an offering prospectus of McDermott Technology, B.V. to be used in connection with McDermott Technology, B.V.’s offer to acquire CB&I shares. After the registration statement is declared effective by the SEC, McDermott and CB&I intend to mail a definitive joint proxy statement/prospectus to shareholders of McDermott and shareholders of CB&I. In addition, McDermott Technology, B.V. intends to file a Tender Offer Statement on Schedule TO (the “Schedule TO”) with the SEC and soon thereafter CB&I intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the exchange offer. The exchange offer for the outstanding common stock of CB&I referred to in this document has not yet commenced. The solicitation and offer to purchase shares of CB&I’s common stock will only be made pursuant to the Schedule TO and related offer to purchase. This material is not a substitute for the joint proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that McDermott or CB&I may file with the SEC and send to McDermott’s and/or CB&I’s shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE EXCHANGE OFFER, WE URGE INVESTORS OF CB&I AND MCDERMOTT TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY MCDERMOTT AND CB&I WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCDERMOTT, CB&I AND THE PROPOSED TRANSACTIONS.

Investors will be able to obtain free copies of the Registration Statement, joint proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by McDermott and CB&I with the SEC (when they become available) at http://www.sec.gov, the SEC’s website, or free of charge from McDermott’s website (http://www.mcdermott.com) under the tab, “Investors” and under the heading “Financial Information” or by contacting McDermott’s Investor Relations Department at (281) 870-5147. These documents are also available free of charge from CB&I’s website (http://www.cbi.com) under the tab “Investors” and under the heading “SEC Filings” or by contacting CB&I’s Investor Relations Department at (832) 513-1068.

Participants in Proxy Solicitation

McDermott, CB&I and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from McDermott’s and CB&I’s shareholders in connection with the proposed transactions. Information regarding the officers and directors of McDermott is included in its definitive proxy statement for its 2017 annual meeting filed with SEC on March 24, 2017. Information regarding the officers and directors of CB&I is included in its definitive proxy statement for its 2017 annual meeting filed with the SEC on March 24, 2017. Additional information regarding the persons who may be deemed participants and their interests will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with SEC in connection with the proposed transactions. Free copies of these documents may be obtained as described in the paragraphs above.

Contacts:

Media

Adam Morgan

Director, Global Communications

+1 (281) 253-9005

amorgan@mcdermott.com

Investors

Ty Lawrence

Vice President, Treasurer and Investor Relations

+1 (281) 870-5147

tplawrence@mcdermott.com

Finsbury

Kal Goldberg / Winnie Lerner / Chris Ryall

+1 (646) 805-2855

McDERMOTT INTERNATIONAL, INC.

RECONCILIATION OF FORECAST NON-GAAP FINANCIAL MEASURES TO FORECAST GAAP FINANCIAL MEASURES

	Updated Full Year 2017 Guidance	Full Year 2018 Guidance
($ in millions, except as indicated)
Forecast GAAP Net Income (Loss) Attributable to McDermott	$170 - 180	$120 - 145
Add:
Depreciation and Amortization	~$100	~$100
Interest Expense, Net	~$60	~$50
Income Tax Expense	~$70	~$70

Forecast EBITDA	$400 - 410	$340 - 365